PURCHASE AND SALE AGREEMENT


      This PURCHASE AND SALE AGREEMENT (this "Agreement"), made as of the 19 day of July , 1995, is by and between KAURI INVESTMENTS, LTD., a Washington corporation ("Buyer"), and RENAISSANCE VILLAGE ASSOCIATES, JV, a Kansas joint venture ("Seller").

      For and in consideration of the mutual covenants herein contained, the sufficiency of which is unconditionally acknowledged by Buyer and Seller, the parties hereto do hereby agree as follows:


SECTION 1.  SALE AND PURCHASE

      "Sale Property" shall mean (a) the real property located in unincorporated King County, Washington, commonly known as Renaissance Village Apartments and described on Exhibit A attached hereto (the "Land"), with all improvements thereon and appurtenances thereto (the "Improvements", with the Land and the Improvements being collectively the "Real Property"), and (b) the personal property (collectively, the "Personal Property") consisting of tangible and intangible personal property, including, without limitation, all warranty, guaranty and similar claims relating to the physical condition of the Land, Improvements and Personal Property with respect to damages accruing after Closing, whether accrued or unaccrued, contingent or noncontingent, and all furniture, furnishings, fixtures, equipment, appliances and other personal property located in, on, or about the Real Property, including, without limitation, all personal property listed on Schedule 1 hereto, but excluding all items owned by tenants or other occupants of the Real Property, and (c) all of Seller's interest in all leases or other occupancy agreements relating to any portion of the Sale Property (the "Leases"). Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller the Sale Property all on the terms, covenants and conditions set forth herein. No claim relating to the Sale Property shall be included if such claim is directly or indirectly related to or arising from any matter with respect to which the Seller is required to indemnify Buyer under the terms of this Agreement.


SECTION 2.  PURCHASE PRICE AND PAYMENT

      2.1 Earnest Money Deposit. As consideration for Seller's execution and delivery of this Agreement, Buyer has deposited with Title Company (as defined in Section 6.1) the sum of $25,000. On or before the end of the Feasibility Period (as hereinafter defined) Buyer shall deposit an additional $25,000 with Title Company. The amounts deposited by Buyer pursuant to this Section 2.1 are hereinafter referred to collectively as the "Earnest Money Deposit"). On Closing the Earnest Money Deposit shall be credited against the Purchase Price. If the Closing does not occur under this Agreement, the Earnest Money Deposit shall be disposed of as set forth elsewhere in this Agreement. Buyer shall be entitled to direct Title Company to place the Earnest Money Deposit in an interest bearing account of Buyer's choice and any interest earned thereon shall constitute additional Earnest Money Deposit to be disposed of in the same manner as the Earnest Money Deposit hereunder. If Buyer fails to deposit the Earnest Money Deposit, or any portion thereof, as required by this Section 2.1, the Seller may, at its option, terminate this Agreement and any portion of the Earnest Money Deposit held by the Title Company shall be paid to Seller.

      2.2 Purchase Price. The purchase price (the "Purchase Price") is Four Million Two Hundred Thousand Dollars ($4,200,000). The Purchase Price shall be payable in cash or certified funds available for immediate distribution to Seller upon Closing.




SECTION 3.  CONDITIONS

      3.1 Buyer's Conditions. The obligations of Buyer under this Agreement and consummation of Closing are, at Buyer's option, subject to the complete satisfaction or waiver of each and all of the following conditions:

            3.1.1 Feasibility. Buyer completing a feasibility study and determining in Buyer's full and complete discretion that it is feasible for Buyer to own and operate the Sale Property in a manner and upon terms and conditions satisfactory to Buyer. Buyer shall have twenty-one (21) days (the "Feasibility Period") to give Seller written notice that this condition is satisfied, which period shall commence upon the execution and delivery of this Agreement by both parties.

            3.1.2  Inspection.  Buyer's approval, on or before twenty-one
(21) days after execution and delivery of this Agreement by both parties, of the physical condition of the Sale Property. Seller shall cause the Sale Property to be available to Buyer and its agents for examination and inspection in accordance with Section 5.1.

      3.2 Effect of No Notice. If Buyer notifies Seller in writing prior to the end of the Feasibility Period that the conditions set forth in Section 3.1 have not been satisfied and that Buyer has elected to terminate this Agreement, this Agreement shall terminate, the Earnest Money Deposit shall be returned to Buyer and neither party shall have any further rights or obligations whatsoever arising out of or in connection with this Agreement except as otherwise specifically set forth herein. If Buyer fails to provide notice of termination to Seller prior to the end of the Feasibility Period as permitted by the preceding sentence, then the conditions set forth in Section 3.1 shall be deemed satisfied and approved by Buyer and this Agreement shall continue in full force and effect.


SECTION 4.  WARRANTIES

      4.1 Seller's Warranties. Seller represents and warrants to Buyer that the following facts are true as of the date of Seller's execution hereof and as of Closing (provided, that Seller may update the representations set forth in Sections 4.1.8, 4.1.9 and 4.1.10 as of Closing), or as of such other date as may be set forth herein:

            4.1.1 Organization, Standing, Authority. Seller is a joint venture duly organized and validly existing under the laws of the State of Kansas, and execution of this Agreement by Seller and its delivery to Buyer have been duly authorized and no further action is necessary on the part of Seller to make this Agreement fully and completely binding upon Seller in accordance with its terms.

            4.1.2 Delivery of Information. Buyer and Seller acknowledge that Seller has previously delivered to Buyer all of the documentation described as Exhibit B hereto.

            4.1.3 Other Agreements. There are no other contracts or agreements in force or effect for sale of all or any portion of the Sale Property, and Seller agrees not to enter into any such contracts or agreements between the date hereof and Closing.

            4.1.4 Compliance with Laws. To the Seller's current actual knowledge, the Sale Property and construction, operation and occupancy of the Sale Property does not violate any applicable environmental, zoning or building restrictions, fire codes, or other governmental statutes, ordinances, rules, regulations or orders relating to health, safety or welfare or any orders by any governmental agency or insurance company requiring repairs, alterations or other corrective actions for the Sale Property.

            4.1.5 Litigation. To Seller's current actual knowledge, other than routine litigation with tenants or that is covered by insurance there is no action, suit, investigation or proceeding (administrative or otherwise) pending or threatened in writing against or affecting the Sale Property or any portion of it or the transactions contemplated hereby. All pending litigation has been disclosed on Exhibit C.

            4.1.6 Operating Contracts. As of Closing, all contracts relating to the provision of services to the Sale Property, the management of the Sale Property, and the maintenance of the Sale Property (collectively "Operating Contracts") shall be terminable at Buyer's election.

            4.1.7 Encumbrances. Seller's execution, delivery and consummation of this Agreement shall not result in any default or violation of any agreement or law by which Seller is bound or which will result in any lien, charge or encumbrance on the Sale Property.

            4.1.8 Leases. Copies of the Leases and all amendments or addenda thereto furnished by Seller to Buyer shall be true and correct copies thereof. There are no oral or other terms or agreements with any of the tenants thereof except as expressly set forth in the Leases. The Leases are in full force and effect and are valid, binding and enforceable in accordance with their terms.
To the Seller's current actual knowledge there are no uncured defaults by the landlord or, to the knowledge of Seller, by the tenant thereunder. There are no prepaid rentals or security deposits thereunder except as disclosed in the Exhibit referred to in Section 4.1.9. The Leases shall not be amended or terminated prior to the Closing without the prior written consent of Buyer, except in the ordinary course of business.

            4.1.9 Rent Roll. The rent roll attached hereto as Exhibit D represents a true and complete list of all tenants of the Sale Property as of July 9 , 1995, and correctly shows the rent schedule and the amount of security and cleaning deposits held by Seller pursuant to the Leases. Except for any delinquency noted on said rent roll, Seller knows of no monetary defaults or delinquencies by tenants.

            4.1.10 Lease Commissions. There are no commissions due or owing to any person in connection with any of the Leases as of the date hereof and no such commissions shall be due at Closing.

Seller's representations set forth in this Section 4.1 shall not merge in the Deed and shall survive Closing for a period of one (1) year. If Buyer fails to bring an action for breach of any of Seller's representations set forth herein within one (1) year after Closing, Buyer may not thereafter bring any such action against Seller.

      4.2   Remedies for Breach of Seller's Warranties.

            4.2.1 No Fault Breach. If a warranty by Seller has become untrue after full execution of this Agreement due to the acts of others over which Seller has no control, or if it was a warranty based on Seller's "current actual knowledge" as of the date of execution of the Agreement, and Seller becomes aware of facts after execution of the Agreement inconsistent with its warranty, then Seller shall promptly deliver a notice to Buyer (the "Change Notice"), which notice shall specify whether or not Seller commenced to eliminate the changed fact or condition prior to Closing. If Seller does not provide such a notice, after becoming aware of any such changed condition, Seller shall be deemed to have warranted as of Closing that the changed condition did not exist. Within three (3) days after receiving the Change Notice, Seller and Buyer shall elect in writing to either proceed with the transaction, thereby accepting the changed condition, or terminate this Agreement. Failure to make such election in writing shall be deemed an election to terminate this Agreement. If Buyer is deemed to or elects to terminate this Agreement, the Earnest Money shall be returned to Buyer and neither party shall have any further rights or obligations hereunder.

            4.2.2 Culpable Breach. If a warranty of Seller becomes untrue as a result of the actions or omissions of Seller, or, to Seller's actual knowledge, was untrue when made (or updated in the case of Sections 4.1.8, 4.1.9 and 4.1.10) Seller shall promptly undertake any action required to hear such breach and shall diligently prosecute such cure to completion and in any event prior to the Closing date specified in the Agreement. If Seller fails to cure such breach prior to Closing, Buyer shall have all rights and remedies available at law or in equity, including without limitation the right to close and pursue its rights and remedies following Closing. This Section 4.2.2 shall not apply to acts or omissions causing the warranties made in Sections 4.1.4, 4.1.5, 4.1.8 and 4.1.9 to become untrue.

            4.2.3 Definition of Seller's Actual Knowledge. "Seller's actual knowledge" shall mean the current actual knowledge of Ray Wetherington after having reviewed Seller's files with respect to the Sale Property. Seller warrants that Ray Wetherington is the individual primarily responsible for the oversight but not property management of the Sale Property.

      4.3 AS IS BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY SPECIFIED IN THIS AGREEMENT, SELLER HAS NOT MADE, AND SELLER HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, WITH RESPECT TO THE SALE PROPERTY OR ANY TENANTS THEREIN, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE SALE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO BUYER, OR ANY OTHER MATTER OR THING REGARDING THE SALE PROPERTY OR ANY TENANT THEREOF, BUYER AGREES TO ACCEPT THE SALE PROPERTY AND ACKNOWLEDGES THAT THE SALE OF THE SALE PROPERTY AS PROVIDED FOR HEREIN IS MADE BY SELLER ON AN "AS IS, WHERE IS, AND WITH ALL FAULTS" BASIS.

      4.4 Buyer's Warranties. Buyer represents and warrants to Seller that the following facts are true as of the date of Seller's execution hereof and as of Closing, or as of such other date as may be set forth herein:

            4.4.1 Organization, Standing, Authority. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington, and execution of this Agreement by Buyer and its delivery to Seller have been duly authorized by Buyer's board of directors and no further corporate action is necessary on the part of Buyer to make this Agreement fully and completely binding upon Buyer in accordance with its terms.


            4.4.2 No Default. Buyer's execution, delivery and consummation of this Agreement shall not result in any default or violation of any agreement or law by which Buyer is bound.


SECTION 5.  POSSESSION AND INTERIM ACTIONS

      5.1 Possession and Prior Entry. Possession of the Sale Property shall be delivered at Closing subject to the rights of tenants in possession and subject to the Permitted Exceptions (as hereinafter defined). Between the date hereof and Closing or the earlier expiration or termination of this Agreement, Buyer, its agents and employees shall have the right to go upon the Sale Property open 24 hours prior notice for the purpose of inspecting and making any tests or studies Buyer deems appropriate; provided, that Seller shall have the right to have a representative accompany Buyer or its representatives onto the Land and Improvements. Buyer agrees to indemnify, defend and hold Seller harmless from and against any and all liens, claims, loss or liability arising out of Buyer's entry on to the Sale Property prior to Closing pursuant to this Section. Buyer's indemnification obligations under this Section 5.1 shall survive the Closing or termination of this Agreement.

      5.2 Books and Records. Seller agrees that Buyer, its designated representatives, attorneys and auditors or agents, shall have the right, at any time during regular business hours prior to Closing, to (i) examine the accounting records, financial and corporate records, tax returns and such other documents as it may reasonably request (the "Records") which relate to the Sale Property, and (ii) make copies of the Records, at its own expense, and Seller agrees further to cooperate with such persons in conducting such examination. Seller agrees to update a financial and operating data promptly upon Buyer's request. Buyer agrees to keep all records confidential and not to disclose such Records to persons other than officers, directors or employees of Buyer, lender and investors.

      5.3 Conduct of Business. Except as required by the Leases or applicable law, ordinance or regulation, until the Closing or earlier termination of this
Agreement:

            5.3.1 Encumbrances. Seller shall not sell, assign or convey any right, title or interest whatever in or to the Sale Property or create or permit to exist any lien, encumbrance or charge thereon without promptly discharging the same on or prior to the Closing, except as otherwise expressly provided for herein.

            5.3.2 Compliance with Agreement. Seller shall not knowingly take any action, or omit to take any action, which action or omission would have the effect of violation of any of its representations, warranties, covenants and agreements contained herein.

            5.3.3 Existing Debt. Seller shall not take any action or omit to take any action, the effect of which act or omission shall be to default or cause an event of default to occur under the existing deeds of trust or mortgages encumbering the Sale Property.

            5.3.4 Operation of the Sale Property. Seller shall conduct, manage and operate the Sale Property or cause the Sale Property to be conducted, managed and operated, only in the ordinary course of business, and in a manner consistent with the manner in which it is being conducted, managed and operated on the date hereof. Seller shall use reasonable efforts (similar to the Seller's efforts prior to the date of this Agreement) to keep the Sale Property occupied until Closing. On Closing, Buyer and Seller shall, at Seller's cost, have all units in a rentable condition, meaning that all units (other than units which have been vacated within three (3) business days prior to Closing) shall be fully equipped with appliances, and shall be cleaned and ready to rent.

            5.3.5 Maintenance of Sale Property. Seller shall (i) keep and maintain the Sale Property in good condition and repair in accordance with its normal operations, normal wear and tear excepted and fully insured against loss or damage; (ii) not violate or breach any zoning ordinance, fire code or building permit, nor commit any waste, damage, or nuisance; and (iii) promptly advise Buyer of any litigation, arbitration, or administrative hearing before any governmental agency concerning or affecting the Sale Property.

            5.3.6 New Operating Contracts. Seller shall not enter into, modify, or alter any of the Operating Contracts or any other contracts, agreements, service contracts, management agreements or personnel arrangements relating to the Sale Property, or enter into any new such agreements or arrangements, unless the same are terminable at or prior to Closing, without Buyer's prior written consent.

SECTION 6.  TITLE

      6.1 Title Commitment. Buyer acknowledges that it has already received from the Title Company a preliminary commitment for title insurance covering the Real Property together with a full and complete legible copy of all recorded items or exceptions disclosed therein. Seller covenants and agrees to remove on or before Closing any (i) exceptions for real estate contracts, mortgages, deeds of trust, assignments of rents and leases, financing statements and any other liens or encumbrances for liabilities or obligations to other persons or entities, (ii) exceptions for the payment of real estate excise, sales, conveyance or stamp taxes, and any delinquent real estate taxes, and
(iii) exceptions relating to the due authorization, execution and/or delivery of the deed to Buyer, all of the foregoing being hereinafter referred to as "Prohibited Exceptions". When used herein, "Title Company" shall mean Transamerica Title Insurance Company, whose address is 1200 Sixth Avenue, Seattle, Washington 98101.

      6.2 Condition of Title. Seller covenants to convey the Real Property in condition to be insured by Title Company as hereinafter provided. Closing shall be conditioned upon Title Company issuing or committing to issue to Buyer an extended coverage ALTA (6/1/87) owner's policy of title insurance in the amount of the Real Property Purchase Price insuring a fee contract vendee's interest in the Real Property vested in Buyer free and clear of all matters except the Permitted Exceptions (defined below), the Lease(s), the lien of current real property taxes not yet due and payable, and those matters excluded from coverage by the printed exceptions and exclusions contained in the form of title insurance policy required hereby. Seller shall furnish any survey required by the Title Company in order to issue the title policy required hereby; provided, that the costs of preparation and delivery of the survey shall be divided equally between Seller and Buyer.

      6.3 Establishment of Permitted Exceptions. All exceptions to title which are not Prohibited Exceptions, are referred to herein as "Optional Exceptions". Buyer shall, within ten (10) days after the date first set forth above, notify Seller of any Optional Exceptions to which Buyer objects. If Seller does not agree in writing to remove on or before Closing all Optional Exceptions to which Buyer has objected within ten (10) days after receipt of Buyer's objection notice, Buyer shall have the right to terminate this Agreement, or to accept all Optional Exceptions which Seller has not agreed to remove and to close in accordance with this Agreement. If Buyer does not notify Seller that it has terminated this Agreement pursuant to its right under the preceding sentence within five (5) days after receipt of Seller's notice concerning the same or expiration of the Seller's ten-day period to respond to Buyer's objections, whichever is earlier, Buyer shall be deemed to have accepted all Optional Exceptions which Seller has refused to remove and this Agreement shall continue in full force and effect. In case this Agreement is properly terminated by Buyer pursuant to this Section 6.3, the Earnest Money shall be returned to Buyer and neither party shall have any further rights or obligations hereunder. All Optional Exceptions which Buyer agrees to accept or is deemed to have accepted in accordance with the foregoing are hereinafter referred to as the "Permitted Exceptions".


SECTION 7.  CLOSING

      7.1 Escrow. Closing of the purchase and sale subject of this Agreement shall occur through an escrow (the "Escrow") with Title Company on or before a date mutually acceptable to Buyer and Seller and, in any event, on or before the earlier of (i) thirty (30) days from the date Buyer gives Seller notice that all of the conditions set forth in Section 3.1 have been satisfied or waived by Buyer, or (ii) 30 days after expiration of the Feasibility Period, (iii)
August 29, 1995. Buyer and Seller shall deposit with Title Company all funds, documents and instruments required hereby for delivery to the other. When used herein, "Closing" shall mean the date the Deed from Seller to Buyer is recorded and Seller is entitled to the use of Buyer's funds.

      7.2   Deposit of Closing Documents.

            7.2.1 By Seller. On or before Closing, Seller shall duly execute and deposit into the Escrow with Title Company:

            (a) a special warranty deed (the "Deed") for the Real Property subject only to the Permitted Exceptions together with its accompanying Real Estate Excise Tax Affidavit; and

            (b) a Bill of Sale for the Personal Property in form and content of Exhibit E attached hereto; and

            (c) assignments or other appropriate transfers or conveyances to Buyer of Seller's interests in the Operating Contracts; and

            (d) an Assignment of Leases (the "Assignment of Leases") in form and content of Exhibit F attached hereto; and

            (e) a current schedule certified by Seller showing (as of a date which is not more than five (5) days prior to the Closing Date) the rent roll for all tenants located on the Sale Property, which schedule shall include all deposits and advance rent payments and a certificate from Seller certifying that all of the Leases are in full force and effect, that the Leases have not been modified or amended except as shown on the rent roll or on the schedule, that to the Seller's current actual knowledge no right of offset exists thereunder, that no tenant under any of the Leases has been granted any concessions, bonuses or other matters affecting the rent payable thereunder except as disclosed on the rent roll or on the schedule, and that no brokerage or other finder's fees are due in relation to the Leases; and

            (f) all master keys to all locks on the Sale Property (provided that such keys will be left at the Improvements); true and correct copies of all books and records pertaining solely to the Sale Property and excluding any confidential records of Seller; all original Leases; and all documents in the possession of Seller (except that Seller may retain copies thereof) pertaining to tenants, including, but not limited to, all applications, correspondence and credit reports.

            7.2.2 By Buyer. On or before Closing, Buyer shall deposit into the Escrow with Title Company the following:

            (a)   The Purchase Price less the amount of the Earnest Money
Deposit;

            (b) An Assignment of Leases pursuant to which Buyer assumes all Seller's obligations under the Leases and agrees to indemnify and hold Seller harmless with respect to all such obligations in the form of Exhibit F.

            (c) Buyer's share of the costs, expenses and other amounts to be paid by Buyer pursuant to Section 7.3 and any other Section of this Agreement.

            (d) A letter in form agreeable to Buyer and Seller notifying tenants under the Leases of the purchase of the Sale Property by Buyer and instructing such tenants that Buyer shall be responsible for return of security deposits and any other deposits as shown on the Closing Rent Roll.

      7.3 Costs and Prorations. Buyer and Seller shall each pay one-half (1/2) of the cost of extended coverage for the policy of title insurance required hereby, including the cost of any survey required hereby, one-half of the real property excise taxes due and payable in connection with the sale of the Sale Property, one-half (1/2) of the cost of any personal property sales tax, and one-half the other Closing expenses including the Escrow fees and charges and any recording fees including the cost of recording the Deed. All real and personal property taxes, rents or other income, Operating Contracts charges, prepaid premiums on insurance policies, if any, and utilities shall be prorated between Seller and Buyer as of Closing in escrow. Seller shall pay all bills related to the operation of the Sale Property in full at or prior to Closing, regardless of whether the obligation in question constitutes an encumbrance against title; provided, that Seller shall not be required to pay any bills which (a) it is diligently contesting in good faith, and (b) are not liens against the Sale property (unless bonded at Closing). The real property taxes and assessments installments shall be prorated using the most recent tax information available. Seller shall deliver at Closing, a check representing all amounts in the nature of security deposits and cleaning deposits and any advance rent held by Seller pursuant to the Leases. The Escrow agent shall be responsible for reporting the Closing to the Internal Revenue Service pursuant to Section 6045 of the Internal Revenue Code.

      7.4 Escrow Instructions. This Agreement is intended by the parties to set forth the Escrow instructions to Title Company. Nonetheless, Seller and Buyer agree to execute and deliver to Title Company any additional instructions requested by Title Company for the purpose of consummating this transaction, provided that any such additional instructions are not inconsistent herewith.

      7.5 Liabilities Not Assumed. Seller shall be responsible for all claims arising out of or in connection with the Sale Property of any nature, existing or accrued as of Closing, or arising out of any acts or omissions of Seller occurring prior to Closing including, without limitation, all lease brokerage commissions. Buyer shall be responsible for all claims arising out of or in connection with the Sale Property of any nature, accrued after Closing or arising out of any acts or omissions of Buyer occurring after Closing including, without limitation, all lease brokerage commissions. Buyer is not to be deemed to be a successor of Seller, it being understood that Buyer is acquiring only the Sale Property and except as otherwise expressly herein provided, Buyer has not and does not hereby assume or agree to assume nor shall Buyer be deemed to have assumed any liability whatsoever of Seller under any contract, agreement, indenture or any other document to which Seller is a party or by which Seller is or may be bound or which in any manner affects the Sale Property or any part thereof.

      7.6 Assignment of Development Documents and Warranties. Upon closing, Seller shall assign to Buyer the Development Documents and all warranties held by Seller, which are assignable under their terms and applicable law, of any nature whatsoever, relating to any of the Sale Property with respect to matters occurring after Closing including from construction contractors or subcontractors, architects and engineers.

      7.7 Extension of Closing. Buyer may, by paying Title Company $25,000 (the "Extension Deposit") on or before two (2) days prior to the Closing established pursuant to Section 7.1, extend such Closing to a date not later than August 29, 1995 (the "Extension"). All Extension Deposits shall be applicable to the Purchase Price, but shall be nonrefundable and payable to Seller upon termination of this Agreement except in the event of a Seller default. The Extension Deposit shall be deemed to constitute a part of the Earnest Money Deposit for all purposes under this Agreement.

      7.8 Estimation of Property Taxes. If on Closing Seller has not received tax statements for the calendar year during which Closing occurs, estimated tax figures for that year based upon tax bills for the immediately preceding calendar year shall be used for the purpose of prorating taxes at Closing, and it is mutually agreed as a covenant to expressly survive Closing that upon receipt of tax bills for such calendar year an accurate adjustment in such tax proration shall be made by cash settlement between Seller and Buyer within 10 days of demand by either party.


SECTION 8.  REMEDIES

      8.1 Seller's Remedies. If the transaction fails to close due to default by Buyer, Seller's sole and exclusive remedy shall be to terminate this Agreement and collect and retain the Earnest Money Deposit as liquidated damages. Seller hereby releases any and all right to specific performance of this Agreement and/or to recover actual damages incurred as a result of Buyer's default.

      8.2 Buyer's Remedies. If the transaction fails to close due to default by Seller, Buyer may, at Buyer's sole option and as its sole and exclusive remedies, either (a) terminate this Agreement in which event neither party shall have any further rights, duties or obligations hereunder except with respect to provisions of this Agreement which expressly survive the termination hereof, and Buyer shall be entitled to a refund of the Earnest Money Deposit, or (b) enforce specific performance of this Agreement against Seller and recover Buyer's costs and attorneys fees incurred in any such action if Buyer prevails. In no event shall Seller be liable to Buyer for any damages, including, without limitation, any actual, punitive, speculative or consequential damages or damages for loss of opportunity or lost profit.


SECTION 9.  TAX EFFECT

      No party has made or is making any representations to the other concerning any of the tax effects of the transactions provided for in this Agreement. No party shall be liable for or in any way responsible to any other party because of any tax effect resulting from the transactions provided for in this Agreement.


SECTION 10.  MISCELLANEOUS

      10.1 Notices. Any demand, request or notice which either party hereto desires or may be required to make or deliver to the other shall be in writing and shall be deemed given when personally delivered, or when delivered by private courier service (such as Federal Express), or by facsimile, or three days after being deposited in the United States Mail in registered or certified form, return receipt requested, addressed as follows:

            To Buyer:         Kauri Investments, Ltd.
                              Attn:  Jim Potter, President
                              4464 Fremont Avenue N., Suite 300
                              Seattle, WA  98103
                              Phone:  (206) 682-8585
                              Fax:  (206) 632-8619

            with a copy to:         Tousley Brain
                              Attn:  Vincent B. DePillis
                              56th Floor, AT&T Gateway Tower
                              700 Fifth Avenue
                              Seattle, WA  98104-5056
                              Phone:  (206) 682-5600
                              Fax:  (206) 682-2992

            To Seller:        c/o IFGP, Corp.
                              Attn:  Ray Wetherington
                              One Insignia Financial Plaza
                              P.O. Box 1089
                              Greenville, SC  29602
                              Phone:  (803) 239-1045
                              Fax:  (803) 239-1066

            with a copy to:         Liechty, McGinnis & Kolitz
                              Attn:  Lorne O. Liechty
                              12750 Merit Drive, Suite 1150
                              Dallas, TX  75251
                              Phone:  (214) 233-2898
                              Fax:  (214) 233-3088

or to such other single address and person as either party may communicate to the other by like written notice.

      10.2 Entire Agreement. This Agreement contains the entire understanding between the parties and supersedes any prior understandings and agreements between them respecting the subject matter hereof. There are no other representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto or any of them, relating to the subject matter of this Agreement. No amendment of or supplement to this Agreement shall be valid or effective unless made in writing and executed by the parties hereto.

      10.3 Construction. The section headings throughout this Agreement are for convenience and reference only and the words contained in them shall not be held to expand, modify, amplify or aid in the interpretation, construction or meaning of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identification of the person or persons, firm or firms, corporation or corporations may require. "Person" shall mean an individual, firm, association, corporation, trust or any other form of business or legal entity. The locative adverbs "herein", "hereunder", "hereto", "hereby", "hereinafter", etc., whenever the same appear herein, mean and refer to this Agreement in its entirety and not to any specific section or subsection hereof. Any reference herein to "days" means consecutive calendar days. If the last day of any time period or any other specified date occurs on a day when the recording office of the county in which the Sale Property is located is closed, such time period or date shall be extended to the next day such recording office is open. All parties hereto have been represented by legal counsel in this transaction and accordingly hereby waive the general rule of construction that an agreement shall be construed against its drafter.

      10.4 Attorneys' Fees. In the event of litigation between the parties hereto, declaratory or otherwise, in connection with this Agreement, the prevailing party shall recover its costs and attorneys' fees actually incurred, including for appeals, which shall be determined and fixed by the court as part of the judgment.

      10.5 Additional Documents. Each party agrees to take such action and to execute, acknowledge and deliver any and all documents and instruments as may be desired by the other party more effectively to carry out the purposes of this Agreement.

      10.6 Binding. This Agreement shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties hereto; provided, that without the prior written consent of Seller, Buyer may not assign this Agreement to any person or entity that is not an affiliate of Buyer.

      10.7 Brokerage Commissions. Seller and Buyer each represents that it has not engaged a broker or finder in connection with the sale of the Sale Property from Seller to Buyer. Each party agrees to indemnify and hold the other harmless from any commission or claim therefor thereafter made against the other on account of any broker or finder which that party has engaged or dealt with in connection with the Sale Property or this Agreement. Without limitation of the preceding sentence, Seller agrees to indemnify Buyer with respect to any such claims by Insignia Mortgage and Investment Company, and Buyer agrees to indemnify Seller with respect to any such claims by CB Commercial.

      10.8  Intentionally Deleted.

      10.9 Condemnation or Destruction. If prior to Closing any material portion of the Sale Property is the subject of an eminent domain action or threatened therewith, or the Improvements on the Sale Property shall be destroyed or materially damaged by fire or other casualty, Buyer shall have the right to either (a) terminate this Agreement and recover the Earnest Money Deposit or (b) proceed with Closing and receive all condemnation proceeds and/or insurance proceeds resulting therefrom and any deductible amounts related thereto provided for in Seller's insurance policies; provided, that if Buyer does not notify Seller of Buyer's election under this sentence within ten (10) days after Buyer is notified of such eminent domain action or casualty, then Buyer shall be deemed to have elected to proceed under subpart (b) of this sentence and this Agreement shall continue in full force and effect. For purposes of this Section 10.9, a "material portion" of the Sale Property shall be deemed to be any portion of the Sale Property with either a fair market value or replacement cost of equal to or greater than $200,000.

      10.10 Applicable Law. This Agreement shall be construed and interpreted under the laws of the State of Washington. All parties consent to the jurisdiction of the Superior Court of King County and agree that King County Superior Court shall be the sole and exclusive venue for any action arising hereunder.

      10.11 Survival. All warranties, representations, covenants, obligations and agreements contained in or arising out of this Agreement shall survive the Closing and the transfer and conveyance of the Sale Property hereunder and any and all performance hereunder; provided, that representations and warranties made hereunder shall survive Closing for a period of twelve (12) months only. All warranties and representations shall be effective regardless of any investigation made or which could have been made.

      10.12 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts and all counterparts shall be deemed to constitute a single agreement. The execution and delivery of one counterpart by any party shall have the same force and effect as if that party had signed all other counterparts. The signatures to this Agreement may be executed on separate pages and when attached to this Agreement shall constitute one complete document. Delivery of a signed counterpart of this Agreement by facsimile shall have the same force and effect as delivery of an originally executed counterpart.

      10.13 Time of Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement and the Closing hereunder.



BUYER:

KAURI INVESTMENTS, LTD.,
a Washington corporation


By:   /s/James B. Potter
      James B. Potter, President

Federal Tax I.D. No. 91 134 2766


SELLER:

RENAISSANCE VILLAGE ASSOCIATES, JV

By:   UNITED INVESTORS GROWTH
      PROPERTIES II, LTD.,
      a Missouri limited partnership

      By:   UNITED INVESTORS REAL ESTATE,
            INC., a Delaware corporation,
            general partner


            By:   /s/ Robert D. Long, Jr.
                  Its CAO/Controller

            Federal Tax I.D. No. 48-1097795



By:   UNITED INVESTORS GROWTH PROPERTIES,
      LTD., a Missouri limited partnership

      By:   UNITED INVESTORS REAL ESTATE,
            INC., a Delaware corporation,
            general partner


            By:/s/Robert D. Long, Jr.
                  Its CAO/Controller

            Federal Tax I.D. No. 48-1097795


LIST OF EXHIBITS:

      Exhibit A:  Legal Description
      Exhibit B:  List of Due Diligence Documents
      Exhibit C:  Litigation Disclosure
      Exhibit D:  Rent Roll
      Exhibit E:  Bill of Sale
      Exhibit F:  Assignment of Leases
                                    EXHIBIT A
                                       TO
                           PURCHASE AND SALE AGREEMENT


                                Legal Description


      The real property situated in the County of King, State of Washington, is legally described as follows:

            LEGAL DESCRIPTION:

                  PARCEL A:

                  BEGINNING AT A POINT 440 FEET NORTH OF THE SOUTHWEST CORNER OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 6, TOWNSHIP 23, NORTH, RANGE 4 EAST W.M.;
                  THENCE EAST 990 FEET;
                  THENCE NORTH 55 FEET;
                  THENCE WEST 990 FEET;
                  THENCE SOUTH 55 FEET TO THE POINT OF BEGINNING;

                  EXCEPT THAT PORTION THEREOF, LYING WEST OF SOUTHERLY PRODUCTION OF WEST LINE OF SECOND AVENUE SOUTHWEST, HAWIMA HEIGHTS, AS PER PLAT RECORDED IN VOLUME 34 OF PLATS, PAGE 20, RECORDS OF KING COUNTY;

                  AND EXCEPT THAT PORTION THEREOF, CONVEYED TO KING COUNTY FOR 1ST AVENUE S.W. BY DEED RECORDED UNDER RECORDING NO. 5845346;

                  AND EXCEPT ANY PORTION THEREOF LYING WITHIN THE PLAT OF HAWIMA HEIGHTS, AS PER PLAT RECORDED IN VOLUME 34 OF PLATS, PAGE 20, RECORDS OF KING COUNTY;

                  SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.


                  PARCEL B:

                  THAT PORTION OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF
                  SECTION 6, TOWNSHIP 23 NORTH, RANGE 4 EAST W.M., DESCRIBED AS
                  FOLLOWS:

                  BEGINNING AT A POINT ON THE WEST LINE OF SAID SUBDIVISION 220 FEET NORTH OF THE SOUTHWEST CORNER THEREOF;
                  THENCE CONTINUING NORTH ALONG SAID LINE 220 FEET;
                  THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID SUBDIVISION TO THE EAST LINE OF THE WEST 990 FEET OF SAID SOUTHEAST 1/4 OF THE SOUTHEAST 1/4;
                  THENCE SOUTH ALONG SAID EAST LINE 220 FEET;
                  THENCE WEST TO THE POINT OF BEGINNING;

                  EXCEPT THAT PORTION LYING WESTERLY AND SOUTHERLY OF THE FOLLOWING DESCRIBED LINE:

                  BEGINNING AT THE INTERSECTION OF THE NORTH LINE OF SAID TRACT AND THE SOUTHERLY PRODUCTION OF THE WEST LINE OF 3RD AVENUE SOUTHWEST, AS SHOWN ON THE PLAT OF HAWIMA HEIGHTS, AS PER PLAT RECORDED IN VOLUME 34 OF PLATS, PAGE 20, RECORDS OF KING COUNTY;
                  THENCE NORTH 88 DEGREES 38 MINUTES 40 SECONDS EAST 197.46 FEET TO THE TRUE POINT OF BEGINNING OF SAID LINE;
                  THENCE SOUTH 00 DEGREES 45 MINUTES 15 SECONDS EAST TO THE NORTH LINE OF THE SOUTH 285 FEET OF SAID SUBDIVISION;
                  THENCE EAST ALONG SAID NORTH LINE TO THE SOUTHERLY PRODUCTION OF THE WEST LINE OF 2ND AVENUE SOUTHWEST, AS SHOWN ON SAID PLAT;



                  THENCE SOUTH ALONG SAID WEST LINE TO THE SOUTH LINE OF SAID TRACT AND THE TERMINUS OF SAID LINE;

                  EXCEPT THAT PORTION THEREOF, CONVEYED TO KING COUNTY FOR 1ST AVENUE S.W. BY DEED RECORDED UNDER RECORDING NO. 5845345;

                  SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.


                  PARCEL C:

                  BEGINNING AT THE SOUTHEAST CORNER OF SECTION 6, TOWNSHIP 23 NORTH, RANGE 4 EAST W.M.;
                  THENCE WEST ALONG THE SOUTH LINE OF SAID SECTION 330 FEET TO THE TRUE POINT OF BEGINNING;
                  THENCE NORTH 220 FEET;
                  THENCE WEST PARALLEL TO THE SOUTH LINE OF SAID SECTION TO THE SOUTHERLY PRODUCTION OF THE WEST LINE OF 2ND AVENUE S.W., AS SHOWN ON THE PLAT OF HAWIMA HEIGHTS, AS PER PLAT RECORDED IN VOLUME 34 OF PLATS, PAGE 20, RECORDS OF KING COUNTY;
                  THENCE SOUTH ALONG SAID WEST LINE TO THE SOUTH LINE OF SAID SECTION;
                  THENCE EAST ALONG SAID SOUTH LINE TO THE TRUE POINT OF BEGINNING;

                  EXCEPT THAT PORTION THEREOF, CONVEYED TO KING COUNTY FOR 1ST AVENUE S.W. BY DEED RECORDED UNDER RECORDING NO. 5845344;

                  AND EXCEPT THAT PORTION THEREOF, CONVEYED TO KING COUNTY FOR S.W. 112TH STREET BY DEED RECORDED UNDER RECORDING NO. 6500283;

                  AND EXCEPT THAT PORTION THEREOF, CONVEYED TO KING COUNTY FOR ROAD PURPOSES BY DEED RECORDED UNDER RECORDING NO. 9011010502;

                  SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.




                                    EXHIBIT B
                                       TO
                           PURCHASE AND SALE AGREEMENT


                         List of Due Diligence Documents


1. Complete access to and copies of all tenant leases and tenant credit check information relating to the Property.

2. Current Property rent roll (which may be multiple schedules) showing by unit: tenant's name(s), current rental rate, any prepaid or delinquent rent, any deposits whether refundable or nonrefundable, and any rental concessions.

3. Property operating statements for the last three years of property operations (from start of operations, if less than three years operating history).

4.    Copies of current property tax and insurance bills.

5. Copies of any existing management, service or maintenance contracts pertaining to the operation of the Property.

6. Copies of any personal property rental agreements pertaining to personal property used in the operation of the Property.

7.    A set of as-built drawings.  (if available)

8.    Itemized list of personal property to be included in the sale.



                                    EXHIBIT C
                                       TO
                           PURCHASE AND SALE AGREEMENT


                              LITIGATION DISCLOSURE



                                      None.


                                    EXHIBIT E
                                       TO
                           PURCHASE AND SALE AGREEMENT

                                  BILL OF SALE

      RENAISSANCE VILLAGE ASSOCIATES, JV, a Kansas joint venture ("Seller"), for good and valuable consideration, the receipt and sufficiency of which is acknowledged, does hereby sell, assign, transfer and convey unto RENAISSANCE ACQUISITION PARTNERS LIMITED PARTNERSHIP, a Washington limited partnership ("Buyer"), all of its right, title and interest in all all furniture, furnishings, fixtures, equipment and other personal property owned by Seller (the "Personal Property") related solely to and located on or about the property described on Exhibit A, attached hereto, excluding property owned by tenants or occupants of such property.

      Subject to the matters shown on Exhibit B, Seller, for itself, its successors and assigns, hereby agrees to warrant and defend the title of the Personal Property unto Buyer against all other persons claiming by, through or under Seller, but not otherwise.

      Seller shall execute and deliver to Buyer any and all registration certificates, documents and instruments necessary or appropriate to confirm or perfect the sale subject hereof.

      Seller also quitclaims to Buyer, without any warranty or representation whatsoever, any right, title and interest of Seller in the name of "Renaissance Village."

      DATED: August 30, 1995.

RENAISSANCE VILLAGE ASSOCIATES, JV

By:   UNITED INVESTORS GROWTH PROPERTIES II, LTD.,
      a Missouri limited partnership

      By:   UNITED INVESTORS REAL ESTATE, INC.,
            a Delaware corporation,
            general partner


            By:/s/Robert D. Long, Jr.
                  Its CAO/Controller

            Federal Tax I.D. No. 48-1097795

By:   UNITED INVESTORS GROWTH PROPERTIES, LTD., a Missouri limited partnership

      By: UNITED INVESTORS REAL ESTATE, INC., a Delaware corporation, general partner


            By:/s/Robert D. Long, Jr.
                  Its CAO/Controller

            Federal Tax I.D. No. 48-1097795

                                    EXHIBIT A
                                       TO
                                  BILL OF SALE

                                Legal Description


      The real property situated in the County of King, State of Washington, is legally described as follows:

            LEGAL DESCRIPTION:

                  PARCEL A:

                  BEGINNING AT A POINT 440 FEET NORTH OF THE SOUTHWEST CORNER OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 6, TOWNSHIP 23, NORTH, RANGE 4 EAST W.M.;
                  THENCE EAST 990 FEET;
                  THENCE NORTH 55 FEET;
                  THENCE WEST 990 FEET;
                  THENCE SOUTH 55 FEET TO THE POINT OF BEGINNING;

                  EXCEPT THAT PORTION THEREOF, LYING WEST OF SOUTHERLY PRODUCTION OF WEST LINE OF SECOND AVENUE SOUTHWEST, HAWIMA HEIGHTS, AS PER PLAT RECORDED IN VOLUME 34 OF PLATS, PAGE 20, RECORDS OF KING COUNTY;

                  AND EXCEPT THAT PORTION THEREOF, CONVEYED TO KING COUNTY FOR 1ST AVENUE S.W. BY DEED RECORDED UNDER RECORDING NO. 5845346;

                  AND EXCEPT ANY PORTION THEREOF LYING WITHIN THE PLAT OF HAWIMA HEIGHTS, AS PER PLAT RECORDED IN VOLUME 34 OF PLATS, PAGE 20, RECORDS OF KING COUNTY;

                  SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.


                  PARCEL B:

                  THAT PORTION OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF
                  SECTION 6, TOWNSHIP 23 NORTH, RANGE 4 EAST W.M., DESCRIBED AS
                  FOLLOWS:

                  BEGINNING AT A POINT ON THE WEST LINE OF SAID SUBDIVISION 220 FEET NORTH OF THE SOUTHWEST CORNER THEREOF;
                  THENCE CONTINUING NORTH ALONG SAID LINE 220 FEET;
                  THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID SUBDIVISION TO THE EAST LINE OF THE WEST 990 FEET OF SAID SOUTHEAST 1/4 OF THE SOUTHEAST 1/4;
                  THENCE SOUTH ALONG SAID EAST LINE 220 FEET;
                  THENCE WEST TO THE POINT OF BEGINNING;

                  EXCEPT THAT PORTION LYING WESTERLY AND SOUTHERLY OF THE FOLLOWING DESCRIBED LINE:

                  BEGINNING AT THE INTERSECTION OF THE NORTH LINE OF SAID TRACT AND THE SOUTHERLY PRODUCTION OF THE WEST LINE OF 3RD AVENUE SOUTHWEST, AS SHOWN ON THE PLAT OF HAWIMA HEIGHTS, AS PER PLAT RECORDED IN VOLUME 34 OF PLATS, PAGE 20, RECORDS OF KING COUNTY;
                  THENCE NORTH 88 DEGREES 38 MINUTES 40 SECONDS EAST 197.46 FEET TO THE TRUE POINT OF BEGINNING OF SAID LINE;
                  THENCE SOUTH 00 DEGREES 45 MINUTES 15 SECONDS EAST TO THE NORTH LINE OF THE SOUTH 285 FEET OF SAID SUBDIVISION;
                  THENCE EAST ALONG SAID NORTH LINE TO THE SOUTHERLY PRODUCTION OF THE WEST LINE OF 2ND AVENUE SOUTHWEST, AS SHOWN ON SAID PLAT;
                  THENCE SOUTH ALONG SAID WEST LINE TO THE SOUTH LINE OF SAID TRACT AND THE TERMINUS OF SAID LINE;

                  EXCEPT THAT PORTION THEREOF, CONVEYED TO KING COUNTY FOR 1ST AVENUE S.W. BY DEED RECORDED UNDER RECORDING NO. 5845345;

                  SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.


                  PARCEL C:

                  BEGINNING AT THE SOUTHEAST CORNER OF SECTION 6, TOWNSHIP 23 NORTH, RANGE 4 EAST W.M.;
                  THENCE WEST ALONG THE SOUTH LINE OF SAID SECTION 330 FEET TO THE TRUE POINT OF BEGINNING;
                  THENCE NORTH 220 FEET;
                  THENCE WEST PARALLEL TO THE SOUTH LINE OF SAID SECTION TO THE SOUTHERLY PRODUCTION OF THE WEST LINE OF 2ND AVENUE S.W., AS SHOWN ON THE PLAT OF HAWIMA HEIGHTS, AS PER PLAT RECORDED IN VOLUME 34 OF PLATS, PAGE 20, RECORDS OF KING COUNTY;
                  THENCE SOUTH ALONG SAID WEST LINE TO THE SOUTH LINE OF SAID SECTION;
                  THENCE EAST ALONG SAID SOUTH LINE TO THE TRUE POINT OF BEGINNING;

                  EXCEPT THAT PORTION THEREOF, CONVEYED TO KING COUNTY FOR 1ST AVENUE S.W. BY DEED RECORDED UNDER RECORDING NO. 5845344;

                  AND EXCEPT THAT PORTION THEREOF, CONVEYED TO KING COUNTY FOR S.W. 112TH STREET BY DEED RECORDED UNDER RECORDING NO. 6500283;

                  AND EXCEPT THAT PORTION THEREOF, CONVEYED TO KING COUNTY FOR ROAD PURPOSES BY DEED RECORDED UNDER RECORDING NO. 9011010502;

                  SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.





                                    EXHIBIT B
                                       TO
                                  BILL OF SALE


                           [List of any encumbrances]


                                     [NONE]

                                    EXHIBIT F
                                       TO
                           PURCHASE AND SALE AGREEMENT


Recorded at the Request of
and after Recording Return to

Vincent B. DePillis, Esq.
Tousley Brain
56th Floor, Key Tower
700 Fifth Avenue
Seattle, Washington  98104-5056


                              ASSIGNMENT OF LEASES


      This ASSIGNMENT OF LEASES (this "Assignment") dated this     29     day of
  August , 1995 is by and between RENAISSANCE VILLAGE ASSOCIATES, JV, a Kansas joint venture ("Seller"), and RENAISSANCE ACQUISITION PARTNERS LIMITED PARTNERSHIP, a Washington limited partnership ("Buyer").

      Seller and Buyer are parties to that certain Purchase and Sale Agreement
dated the    19    day of  July, 1995 and Amended by that certain Amendment No.
1 to Purchase and Sale Agreement dated August 10, 1995 (the "Agreement"), pursuant to which Seller has agreed to sell and Buyer has agreed to buy the property described on Exhibit A together with the improvements located thereon (the "Property").

      Pursuant to the Agreement, Seller has agreed to assign and Buyer has agreed to assume all of Seller's obligations under all leases relating to the Property including the leases described on Exhibit B (the "Leases").

      NOW, THEREFORE, in consideration of good and other valuable consideration paid by Buyer to Seller, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Seller does hereby assign and transfer to Buyer all of Seller's right, title and interest in the Leases. Buyer does hereby assume any and all of Seller's obligations of any kind or nature under the Leases which arise or accrue from and after the date hereof.

      2.    Warranties and Representations.

            2.1 Leases. Assignor warrants and represents that (i) Exhibit B sets forth as of the date hereof all leases covering any portion of the sale property, (ii) except as otherwise specified in Exhibit B and except for month-to-month leases for tenants when written leases have expired, all of the lease agreements listed thereon are in writing; (iii) there are no other tenancy agreements, either oral or in writing, relating to any of the sale property; and
(iv) that each of the Leases is valid and in full force and effect.

            2.2 Deposits. Assignor warrants and represents that none of the occupants under the Leases have at any time made a cash, security or other deposits or paid any advance rent except as reflected on Exhibit B or which has been properly applied pursuant to the terms of the Leases.

            2.3 Encumbrances. Assignor warrants and represents that Assignor is the owner of the entire Lessor's interest in each of the Leases and none of the lease are subject to any other liens or encumbrances.

      3.    Indemnification.

            3.1 Buyer. Buyer agrees to fully, completely and unconditionally indemnify and hold Seller harmless from and against and with respect to any and all claims, losses, expenses, liabilities, damages, including, without limitation, interest and penalties, attorneys' fees, and all amounts paid in settlement of any claim, which may be asserted against Seller, or which Seller may incur or suffer and which arise on or subsequent to the date hereof and result from or relate directly or indirectly, to any of the Leases.

            3.2 Seller. Seller agrees to fully, completely and unconditionally indemnify and hold Buyer harmless from and against and with respect to any and all claims, losses, expenses, liabilities, damages, including, without limitation, interest and penalties, attorneys' fees and all amounts paid in settlement of any claim which may be asserted against Buyer, or which Buyer may incur or suffer and which arise prior to the date hereof and result from or relate directly or indirectly, to any of the Leases.

      4. Attorneys' Fees. In the event of litigation between the parties hereto, declaratory or otherwise, in connection with this Assignment, the prevailing party shall recover its costs and attorneys' fees actually incurred, which shall be determined and fixed by the court as part of the judgment. The parties covenant and agree that they intend by this Section to compensate for attorneys' fees actually incurred by the prevailing party to the particular attorneys involved at such attorneys' then normal hourly rates and that this Section shall constitute a request to the court that such rate or rates be deemed reasonable.

      5. Binding. This Assignment shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.



BUYER:

RENAISSANCE ACQUISITION PARTNERS LIMITED PARTNERSHIP, a Washington limited partnership

BY:   KAURI ASSET MANAGEMENT, L.L.C.
      a Washington limited partnership


      By:/s/John J. Schilling
          John J. Schilling, Manager


SELLER:

RENAISSANCE VILLAGE ASSOCIATES, JV,
a Kansas joint venture

By:   UNITED INVESTORS GROWTH
      PROPERTIES II, LTD.,
      a Missouri limited partnership

      By:   UNITED INVESTORS REAL ESTATE,
            INC., a Delaware corporation,

            general partner


            By:/s/ Robert D. Long, Jr.
                  Its CAO/Controller

            Federal Tax I.D. No. 48-1097795

By:   UNITED INVESTORS GROWTH PROPERTIES,
      LTD., a Missouri limited partnership

      By:   UNITED INVESTORS REAL ESTATE,
            INC., a Delaware corporation,
            general partner


            By:/s/Robert D. Long, Jr.
                  Its CAO/Controller

            Federal Tax I.D. No. 48-1097795







STATE OF WASHINGTON     )
                        )   ss.
COUNTY OF KING          )


      I certify that I know or have satisfactory evidence that John J. Schilling is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Manager of Kauri Asset Management, L.L.C. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

      Dated: August 29, 1995


                                          /s/ Susan D. Stevens

                                          (Signature of Notary Public)

                                          Susan D. Stevens

                                          (Printed Name of Notary Public)

                                          My Appointment expires 5-11-97

STATE OF SOUTH CAROLINA       )
                              )   ss.
COUNTY OF GREENVILLE          )

      I certify that I know or have satisfactory evidence that Robert D. Long, Jr. is the person who appeared before me who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the CAO/Controller of United Investors Real Estate, Inc., a Delaware corporation, the corporation being the General Partner of United Investors Growth Properties II, Ltd., a Missouri limited partnership, United Investors Growth Properties, Ltd., a Missouri limited partnership, the two limited partnerships being the two joint ventures of Renaissance Village Associates, JV, a Kansas joint venture to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

      Dated August 28, 1995

                                          /s/Roberta M. Crowe

                                          (Signature of Notary Public)

                                          Roberta M. Crowe

                                          (Printed Name of Notary Public)

                                          My Appointment expires April 22, 2002


                                    EXHIBIT A
                                       TO
                              ASSIGNMENT OF LEASES

                                Legal Description

      The real property situated in the County of King, State of Washington, is legally described as follows:

            LEGAL DESCRIPTION:

                  PARCEL A:

                  BEGINNING AT A POINT 440 FEET NORTH OF THE SOUTHWEST CORNER OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 6, TOWNSHIP 23, NORTH, RANGE 4 EAST W.M.;
                  THENCE EAST 990 FEET;
                  THENCE NORTH 55 FEET;
                  THENCE WEST 990 FEET;
                  THENCE SOUTH 55 FEET TO THE POINT OF BEGINNING;

                  EXCEPT THAT PORTION THEREOF, LYING WEST OF SOUTHERLY PRODUCTION OF WEST LINE OF SECOND AVENUE SOUTHWEST, HAWIMA HEIGHTS, AS PER PLAT RECORDED IN VOLUME 34 OF PLATS, PAGE 20, RECORDS OF KING COUNTY;

                  AND EXCEPT THAT PORTION THEREOF, CONVEYED TO KING COUNTY FOR 1ST AVENUE S.W. BY DEED RECORDED UNDER RECORDING NO. 5845346;

                  AND EXCEPT ANY PORTION THEREOF LYING WITHIN THE PLAT OF HAWIMA HEIGHTS, AS PER PLAT RECORDED IN VOLUME 34 OF PLATS, PAGE 20, RECORDS OF KING COUNTY;

                  SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.


                  PARCEL B:

                  THAT PORTION OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF
                  SECTION 6, TOWNSHIP 23 NORTH, RANGE 4 EAST W.M., DESCRIBED AS
                  FOLLOWS:

                  BEGINNING AT A POINT ON THE WEST LINE OF SAID SUBDIVISION 220 FEET NORTH OF THE SOUTHWEST CORNER THEREOF;
                  THENCE CONTINUING NORTH ALONG SAID LINE 220 FEET;
                  THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID SUBDIVISION TO THE EAST LINE OF THE WEST 990 FEET OF SAID SOUTHEAST 1/4 OF THE SOUTHEAST 1/4;
                  THENCE SOUTH ALONG SAID EAST LINE 220 FEET;
                  THENCE WEST TO THE POINT OF BEGINNING;

                  EXCEPT THAT PORTION LYING WESTERLY AND SOUTHERLY OF THE FOLLOWING DESCRIBED LINE:

                  BEGINNING AT THE INTERSECTION OF THE NORTH LINE OF SAID TRACT AND THE SOUTHERLY PRODUCTION OF THE WEST LINE OF 3RD AVENUE SOUTHWEST, AS SHOWN ON THE PLAT OF HAWIMA HEIGHTS, AS PER PLAT RECORDED IN VOLUME 34 OF PLATS, PAGE 20, RECORDS OF KING COUNTY;
                  THENCE NORTH 88 DEGREES 38 MINUTES 40 SECONDS EAST 197.46 FEET TO THE TRUE POINT OF BEGINNING OF SAID LINE;
                  THENCE SOUTH 00 DEGREES 45 MINUTES 15 SECONDS EAST TO THE NORTH LINE OF THE SOUTH 285 FEET OF SAID SUBDIVISION;
                  THENCE EAST ALONG SAID NORTH LINE TO THE SOUTHERLY PRODUCTION OF THE WEST LINE OF 2ND AVENUE SOUTHWEST, AS SHOWN ON SAID PLAT;
                  THENCE SOUTH ALONG SAID WEST LINE TO THE SOUTH LINE OF SAID TRACT AND THE TERMINUS OF SAID LINE;
                  EXCEPT THAT PORTION THEREOF, CONVEYED TO KING COUNTY FOR 1ST AVENUE S.W. BY DEED RECORDED UNDER RECORDING NO. 5845345;

                  SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.


                  PARCEL C:

                  BEGINNING AT THE SOUTHEAST CORNER OF SECTION 6, TOWNSHIP 23 NORTH, RANGE 4 EAST W.M.;
                  THENCE WEST ALONG THE SOUTH LINE OF SAID SECTION 330 FEET TO THE TRUE POINT OF BEGINNING;
                  THENCE NORTH 220 FEET;
                  THENCE WEST PARALLEL TO THE SOUTH LINE OF SAID SECTION TO THE SOUTHERLY PRODUCTION OF THE WEST LINE OF 2ND AVENUE S.W., AS SHOWN ON THE PLAT OF HAWIMA HEIGHTS, AS PER PLAT RECORDED IN VOLUME 34 OF PLATS, PAGE 20, RECORDS OF KING COUNTY;
                  THENCE SOUTH ALONG SAID WEST LINE TO THE SOUTH LINE OF SAID SECTION;
                  THENCE EAST ALONG SAID SOUTH LINE TO THE TRUE POINT OF BEGINNING;

                  EXCEPT THAT PORTION THEREOF, CONVEYED TO KING COUNTY FOR 1ST AVENUE S.W. BY DEED RECORDED UNDER RECORDING NO. 5845344;

                  AND EXCEPT THAT PORTION THEREOF, CONVEYED TO KING COUNTY FOR S.W. 112TH STREET BY DEED RECORDED UNDER RECORDING NO. 6500283;

                  AND EXCEPT THAT PORTION THEREOF, CONVEYED TO KING COUNTY FOR ROAD PURPOSES BY DEED RECORDED UNDER RECORDING NO. 9011010502;

                  SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.